SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2003

                                 FIBERCORE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Nevada                     000-21823                  87-0445729
      (STATE OR OTHER         (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER
JURISDICTION OF INCORPORATION)                               IDENTIFICATION NO.)

           253 Worcester Road, P.O. Box 180                      01507
                     Charlton, MA
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

        Registrant's telephone number, including area code (508) 248-3900

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

On April 23, 2003, FiberCore, Inc. issued the press release attached hereto as
Exhibit 99.1.

On April 24, 2003, FiberCore, Inc. issued the press release attached hereto as
Exhibit 99.2.

On April 28, 2003, FiberCore, Inc. issued the press release attached hereto as
Exhibit 99.3.



EXHIBIT NUMBER          DESCRIPTION

Exhibit 99.1            Press Release dated April 23, 2003

Exhibit 99.2            Press Release dated April 24, 2003

Exhibit 99.3            Press Release dated April 28, 2003

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FIBERCORE, INC.



                               By:    /s/ Robert P. Lobban
                                   --------------------------------------------
                                   Name:  Robert P. Lobban
                                   Title: Chief Financial Officer and Treasurer
Date:  April 28, 2003